EXECUTION VERSION

AMENDMENT NO. 7
TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 7 TO MASTER REPURCHASE AGREEMENT, dated as of June 29, 2006, (the Amendment’’) by and between Merrill Lynch Bank USA (the ‘‘Buyer’’), MortgageIT, Inc. (‘‘MIT’’ and a ‘‘Seller’’), MortgageIT Holdings, Inc. (‘‘Holdings’’ and a ‘‘Seller’’), MHL Funding Corp. (‘‘MHL’’ and a ‘‘Seller’’), and Next At Bat Lending, Inc. (‘‘NABL’’ and a ‘‘Seller’’, and collectively with MortgageIT, Holdings, and MHL the ‘‘Sellers’’):

The Buyer and the Sellers are parties to that certain Master Repurchase Agreement, dated as of June 8, 2005 as amended by Amendment No. 1, dated as of June 21, 2005, Amendment No. 2, dated as of July 20, 2005, Amendment No. 3, dated as of January 12, 2006, Amendment No. 4, dated as of February 23, 2006, Amendment No. 5, dated as of March 1, 2006 and Amendment No. 6, dated as of June 7, 2006 (the ‘‘Existing Repurchase Agreement’’; as amended by this Amendment, the ‘‘Repurchase Agreement’’). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement and to terminate NABL as a Seller under the Existing Repurchase Agreement..

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

Section 1.    Termination of NABL as a Seller. As of the date hereof, NABL shall no longer be a Seller under the Repurchase Agreement. Buyer hereby releases NABL from all of its obligations under the Existing Repurchase Agreement other than those obligations which by their terms otherwise survive the termination of the Repurchase Agreement which shall continue to bind NABL. All references to ‘‘Seller’’ under the Repurchase Agreement shall be deemed to exclude NABL.

Section 2.    Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

2.1    adding the following defined terms in their proper alphabetical order:

‘‘MLI Facility’’ shall mean that certain master repurchase agreement to be entered into between Merrill Lynch International and Holdings, as amended from time to time.

‘‘Option ARM Mortgage Loan’’ shall mean an adjustable rate first lien mortgage with flexible payment options (a) which allows the Mortgagor to vary the monthly payment amount from time to time, (b) for which the related Mortgage Property is owner occupied, (c) for which the related Mortgagor has a FICO score of at least 680 and (d) is underwritten in accordance with the Underwriting Guidelines.

2.2     deleting the definitions of ‘‘Available Amount’’, ‘‘Market Value’’, ‘‘Purchase Price’’, ‘‘Purchase Price Percentage’’, ‘‘Seller’’ and ‘‘Termination Date’’ in their entirety and replacing them with the following language:

‘‘Available Amount’’ shall mean, as of any date of determination, an amount equal to the Maximum Purchase Price minus the aggregate purchase price of the purchased securities under the MLI Facility.

‘‘Market Value’’ shall mean, as of any date with respect to any Purchased Mortgage Loan, the price at which such Mortgage Loan could readily be sold as determined by the Buyer in its sole good-faith discretion. Without limiting the generality of the foregoing, the Sellers acknowledge that the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

(a)    such Purchased Mortgage Loan ceases to be an Eligible Mortgage Loan;

(b)    the Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of 10 Business Days;

(c)    the Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the related Mortgage File has not been received and certified by the Custodian by the seventh Business Day following the related Purchase Date;

(d)    such Purchased Mortgage Loan is a Delinquent Mortgage Loan;

(e)    such Purchased Mortgage Loan is rejected by the related Takeout Investor;

(f)    such Purchased Mortgage Loan has been subject to a Transaction hereunder for period of greater than (A) 120 days with respect to each Option ARM Mortgage Loan; (B) 120 days for all Mortgage Loans other than an Aged Mortgage Loan or (C) 180 days (other than an Aged 180 Day Mortgage Loan);

(g)    a First Payment Default occurs with respect to such Purchased Mortgage Loan;

(h)    such Purchased Mortgage Loan is an Option ARM Mortgage Loan with an LTV greater than 90%;

(i)    the Buyer has determined in its sole good-faith discretion that the Purchased Mortgage Loan is not eligible for whole loan sale or securitization in a transaction consistent with the prevailing sale and securitization industry with respect to substantially similar Mortgage Loans;

(j)    such Purchased Mortgage Loan contains a material breach of a representation or warranty made by a Seller in this Repurchase Agreement or the Custodial Agreement;

(k)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Aged 120 Day Mortgage Loans that are Purchased Mortgage Loans exceeds 5% of the Maximum Purchase Price;

(l)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Aged 180 Day Mortgage Loans that are Purchased Mortgage Loans exceeds $20,000,000;

(m)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all HELOCs that are Purchased Mortgage Loans exceeds $125,000,000;

(n)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all HELOCs that are Purchased Mortgage Loans that have a FICO score of 680 or less exceeds $35,000,000;

(o)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Closed End Second Lien Mortgage Loans that are Purchased Mortgage Loans exceeds $75,000,000;

(p)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Super Jumbo Mortgage Loans that are Purchased Mortgage Loans exceeds 7.5% of the Maximum Purchase Price;

(q)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all EC Mortgage Loans that are Purchased Mortgage Loans exceeds 5% of the aggregate Purchase Price of all Purchased Mortgage Loans;

(r)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds (i) with respect to the first five (5) Business Days of a month and the last five (5) Business Days of a month, $350,000,000 or (ii) with respect to all other times, $250,000,000;

(s)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Sub-prime Mortgage Loans that are Purchased Mortgage Loans exceeds $25,000,000;

(t)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Sub-prime Mortgage Loans exceeds $15,000,000;

(u)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Co-op Loans that are Purchased Mortgage Loans exceeds 5% of the aggregate Purchase Price of all Purchased Mortgage Loans;

(v)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Thirty Day Delinquent Mortgage Loans that are Purchased Mortgage Loans exceeds $15,000,000; and

(w)    when the Purchase Price for such Purchased Mortgage Loan is added to the aggregate Purchase Price of other Purchased Mortgage Loans the aggregate Purchase Price of all Option ARM Mortgage Loans that are Purchased Mortgage Loans exceeds $400,000,000

‘‘Purchase Price’’ shall mean:

(a) on the Purchase Date, the price at which each Purchased Mortgage Loan (other than an Option ARM Mortgage Loan committed for purchase by Buyer or its Affiliate) is transferred by a Seller to Buyer which shall equal the applicable Purchase Price Percentage multiplied by the lesser of (i) the Market Value of such Mortgage Loan on the Purchase Date and (ii) the outstanding principal balance of the Mortgage Loan;

(b) on the Purchase Date, the price at which each Purchased Mortgage Loan that is an Option ARM Mortgage Loan which is committed for purchase by Buyer or its Affiliate is transferred by a Seller to Buyer which shall equal the lesser of (i) the product of (x) the applicable Purchase Price Percentage multiplied by (y) the Market Value of such Mortgage Loan on the Purchase Date and (ii) the product of (x) 102% multiplied by (y) the outstanding principal balance of the Mortgage Loan; and

(c) thereafter, except where Buyer and the Sellers mutually agree in writing to the contrary, such Purchase Price decreased by the amount of any cash, Income and Periodic Advance Repurchase Payments actually received by Buyer pursuant to Section 5 or applied to reduce the Sellers’ obligations under Section 4(b) hereof.

‘‘Purchase Price Percentage’’ shall mean:

(a)     With respect Mortgage Loans other than Wet-Ink Mortgage Loans, the respective percentages set forth opposite the applicable type of Mortgage Loan:

Aged 180 Day Mortgage Loan which is also a Thirty Day Delinquent Mortgage Loan	75%
Aged 180 Day Mortgage Loan	85%
Thirty Day Delinquent Mortgage Loan	85%
Closed End Second Lien	97%
Aged 120 Day Mortgage Loan	95%
Co-op Loan	95%
HELOC	97%
Super Jumbo Mortgage Loan	97%
Sub-prime Mortgage Loan	98%
Conforming Mortgage Loan	98%
Jumbo Mortgage Loan	98%
EC Mortgage Loan	98%
Option ARM Mortgage Loan	98%

(b)    With respect Mortgage Loans that are Wet-Ink Mortgage Loans, the respective percentages set forth opposite the applicable type of Wet-Ink Mortgage Loan:

Closed End Second Lien	97%
Sub-prime Mortgage Loan	97%
Co-op Loan	95%
HELOC	97%
Super Jumbo Mortgage Loan	95%
Conforming Mortgage Loan	97%
Jumbo Mortgage Loan	97%
EC Mortgage Loan	97%
Option ARM Mortgage Loan	98%

‘‘Seller’’ shall mean each of MortgageIT, Holdings, MHL and/or any successor in interest thereto.

‘‘Termination Date’’ shall mean December 31, 2006.

Section 3.    Covenants. Section 12(j) of the Existing Repurchase Agreement is hereby amended by deleting subclause (i) in its entirety and replacing it with the following:

‘‘(i) Maintenance of Tangible Net Worth. The Sellers, on a consolidated basis, shall maintain a Tangible Net Worth of not less than $275,000,000. At no time shall MortgageIT individually maintain a Tangible Net Worth at the end of any two consecutive calendar quarters of less than $25,000,000.’’

Section 4.    Schedules. Schedule 1 of the Existing Repurchase Agreement is hereby amended by deleting clauses (s), (ff) and (gg) and replacing them with the corresponding clauses on Exhibit A hereto.

Section 5.    Conditions Precedent. This Amendment shall become effective on June 29, 2006 (the ‘‘Amendment Effective Date’’) subject to the satisfaction of the following conditions precedent:

5.1    Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)    this Amendment, executed and delivered by a duly authorized officer of each of the Buyer and the Sellers; and

(b)    such other documents as the Buyer or counsel to the Buyer may reasonably request.

Section 6.    Confidentiality. The parties hereto acknowledge that this Amendment, the Existing Repurchase Agreement, and all drafts thereof, documents relating thereto and transactions contemplated thereby are confidential in nature and the Sellers agree that, unless otherwise directed by a court of competent jurisdiction, it shall limit the distribution of such documents and the discussion of such transactions to such of its officers, employees, attorneys, accountants and agents as is required in order to fulfill its obligations under such documents and with respect to such transactions.

Section 7.    Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

Section 8.    Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

SECTION 9.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.    Conflicts. The parties hereto agree that in the event there is any conflict between the terms of this Amendment, and the terms of the Existing Repurchase Agreement, the provisions of this Amendment shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	MERRILL LYNCH BANK USA
By:
Name:
Title:
Seller:	MORTGAGEIT, INC.
By:
Name:
Title:
Seller:	MORTGAGEIT HOLDINGS, INC.
By:
Name:
Title
Seller:	MHL FUNDING CORP.
By:
Name:
Title:
Seller:	NEXT AT BAT LENDING, INC.
By:
Name:
Title:

Exhibit A to
Amendment No 7

‘‘(s) Payment Provisions. Other than with respect to HELOCs, principal payments on the Mortgage Loan commenced no more than sixty days after (i) the proceeds of the Mortgage Loan were disbursed or (ii) acquisition of the Mortgage Loan by any Seller. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Index for each Adjustable Rate Mortgage Loan is as defined in the related Purchase Price and Terms Letter. Other than with respect to Option ARM Mortgage Loans, the Mortgage Note does not permit negative amortization. No Mortgage Loan is a Convertible Mortgage Loan. With respect to HELOCs, the related Mortgagor may request advances up to the Credit Limit within the first ten years following the date of origination; each HELOC will amortize within thirty (30) years from the date of origination;’’

‘‘(ff) LTV, PMI Policy. No Mortgage Loan, other than a Conforming Mortgage Loan, has an LTV (‘‘loan-to-value’’ ratio) or CLTV (‘‘combined loan-to-value’’ ratio) in excess of 100%. No Option ARM Mortgage Loan has an LTV in excess of 90%. No Conforming Mortgage Loan has an LTV or CLTV in excess of the applicable Agency’s approved limits. To the extent required by the Underwriting Guidelines in effect at the time the Mortgage Loan was originated, each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a lender paid Mortgage Insurance Policy or a Primary Mortgage Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by the applicable Underwriting Guidelines or Agency. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;’’

‘‘(gg) Capitalization of Interest. Other than with respect to Option ARM Mortgage Loans, the Mortgage Note does not by its terms provide for the capitalization or forbearance of interest;’’